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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)    March 11, 2005
                                                         -----------------------

                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

                0-23494                               35-1778566
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        (Commission File Number)           (IRS Employer Identification No.)


 501 Airtech Parkway, Plainfield, Indiana               46168
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 (Address of Principal Executive Offices)             (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On March 13, 2005, Brightpoint, Inc. an Indiana corporation ("Registrant"), announced its Executive Vice President and Chief Financial Officer, Frank Terence, experienced a stroke late in the prior week following a medical procedure. There has not been a departure of a Principal Officer or a diminution by the Registrant of Mr. Terence's duties, responsibility or position with the Registrant as a result of his medical condition. As set forth in the release, Mr. Terence hopes to resume his responsibilities once he has recovered.

In response to Mr. Terence's incapacity, on March 11, 2005, the Board of Directors of the Registrant has appointed Lisa M. Kelley as acting Chief Financial Officer, to serve until such time as Mr. Terence is able to resume his duties and responsibilities. Ms. Kelley currently serves as the Registrant's Senior Vice President, Corporate Controller and Chief Accounting Officer. Ms. Kelley, who is currently the Registrant's Principal Accounting Officer, will also temporarily act as the Registrant's Principal Financial Officer while Mr. Terence is incapacitated. A copy of Ms. Kelley's biography follows:

Lisa M. Kelley, age 38, has been Senior Vice President, Corporate Controller and Chief Accounting Officer of the Registrant since July 2003. Ms. Kelley was formerly with Plexus Corp., a provider of product realization services to original equipment manufacturers. During her tenure with Plexus from 1992 to June 2003, she held several financial positions including VP-Corporate Development, VP-Finance, Corporate Controller and Treasurer. From 1986 to 1992, Ms. Kelley held various financial positions with Virchow Krause & Company LLP, a Midwest certified public accounting firm. Ms. Kelley is a Certified Public Accountant and a Certified Management Accountant.

Ms. Kelley's employment agreement with the Registrant, a copy of which was filed with the United States Securities and Exchange Commission as an Exhibit to the Registrant's Form 10-K for the year ended December 31, 2003, and which was amended to increase her annual salary to $225,000 on February 18, 2005 (as set forth in the Registrant's Form 8-K filed on February 25, 2005) remains unchanged.

A copy of the Registrant's March 13, 2005 press release announcing Mr. Terence's medical condition and Ms. Kelley's appointment as acting Chief Financial Officer of the Registrant is annexed hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1   Press Release of Brightpoint, Inc. dated March 13, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BRIGHTPOINT, Inc.
                                        (Registrant)

                                        By: /s/ Steven E. Fivel
                                            ------------------------------------
                                            Steven E. Fivel
                                            Executive Vice President and General
                                            Counsel

Date:  March 15, 2005